                                                               EXHIBIT 10.49

                                WEIDER RELEASE
                                --------------

     For purposes of the WEIDER Release, the capitalized terms used herein shall have the meaning set forth in definitional section attached hereto as Exhibit 1.

     In consideration of the mutual releases and of other adequate and sufficient consideration, including the contract modifications entered into and effective as of this date, the receipt and sufficiency of which is hereby acknowledged, WEIDER (on behalf of themselves and the other WEIDER RELEASORS) and the other WEIDER SIGNATORIES (on behalf of themselves) do hereby release, remise, and forever discharge the RELEASED ICON PARTIES of and from the RELEASED WEIDER CLAIMS, including without limitation:

     1. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the case entitled Weider Health & Fitness v. IHF
                                             ------------------------------
Capital, Inc. et al, C.A. No. 14504, pending in the Chancery Court in Delaware;
- -------------------

     2. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the case entitled Weider Sports Equipment Co., Ltd.
                                             ---------------------------------
v. Fitness First, Inc. d/b/a/ American Distributors v. ICON Health & Fitness,
- -----------------------------------------------------------------------------
Inc., C.A. No. 2:95-CV-0776W, pending in United States Federal District Court
- ----
for the District of Utah;

     3. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the arbitration matter entitled ICON Health &
                                                           -------------
Fitness, Inc. v. Weider Sporting Goods, Inc., Weider Health and Fitness, and
- ----------------------------------------------------------------------------
Weider Europe, B.V., Arbitration No. 13-T-13-723-95, pending before the American
- -------------------
Arbitration Association in New York City, New York;

     4. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the arbitration matter entitled ICON Health &
                                                           -------------
Fitness, Inc. v. Weider Sports Equipment Co., Arbitration No. 13-T-133-887-95,
- -------------    ---------------------------
formerly identified as Arbitration No. 13-T-133-722-95, pending before the American Arbitration Association in New York City, New York;

     5. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the arbitration matter entitled ICON Health &
                                                           -------------
Fitness, Inc. v. Weider Health & Fitness, Arbitration No. 13-137-715-95, pending
- -------------    -----------------------
before the American Arbitration Association in New York City, New York;

     6. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the arbitration matter entitled ICON Health &
                                                           -------------
Fitness, Inc. v. Les Industries Rickbend, Inc., Athletimonde, Inc. and Fitquip
- -------------    -------------------------------------------------------------
International, Inc., Arbitration No. 13-T-199-724-95, pending before the
- -------------------
American Arbitration Association in New York City, New York;

     7. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the arbitration matter entitled ICON Health &
                                                           -------------
Fitness, Inc. v. Les Industries Rickbend, Inc., Athletimonde, Inc. and Fitquip
- -------------    -------------------------------------------------------------
International, Inc., Arbitration No. 13-T-180-721-95, pending before the
- -------------------
American Arbitration Association in New York City, New York;

     8. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the arbitration matter entitled Weider Health &
                                                           ---------------
Fitness, Weider Sporting Goods, Inc., Weider Europe, B.V. v. ICON Health &
- ---------------------------------------------------------    -------------
Fitness, Inc., Arbitration No. 13-T-133-668-95, pending before the American
- -------------
Arbitration Association in New York City, New York;

     9. any and all CLAIMS pertaining to, by reason of, or arising out of any of the matters at issue in the arbitration matter entitled Weider Health &
                                                           ---------------
Fitness v. ICON Health & Fitness, Inc., Arbitration No. 13-168-669-95, pending
- -------    ---------------------------
before the American Arbitration Association in New York City, New York;

     10. any and all CLAIMS pertaining to, by reason of, or arising out of the disputes at issue in mediation proceeding identified as Conciliation No. 8819/Ck which was initiated in 1995 in the International Chamber of Commerce in London, England concerning the Distribution Agreement dated September 26, 1994, as amended by letter of Ben Weider dated October 12, 1994, between ICON Health & Fitness, Inc. ("ICON Health") and Weider Sports Equipment Co., Ltd. ("Weider Sports");

     11. any and all CLAIMS pertaining to, by reason of or arising out of the disputes at issue in that certain Statement of Disputes for Arbitration, In the Matter of Disputes between Weider Health and Fitness, a Nevada corporation, and Weider Sporting Goods, Inc., a California corporation, Claimants, and ICON Health and Fitness, Inc., a Delaware corporation, Respondent, concerning the Amended and Restated Management Agreement between the parties dated October 13, 1994;

     12. any and all CLAIMS pertaining to, by reason of, or arising out of the Advertising Space Contract between ICON and Weider Publications, Inc.

     Notwithstanding anything to the contrary set forth above, the RELEASED WEIDER CLAIMS do not include: (1) any CLAIM of any of the WEIDER RELEASORS other than the WEIDER SIGNATORIES that is entirely unrelated to any contract, transaction or relationship between any of the WEIDER SIGNATORIES and any of the ICON

SIGNATORIES; (2) the obligations of, or any causes of action arising directly under the obligations of, the agreements set forth in Exhibits 3 and 4 hereto (it being understood, however, that certain obligations of and certain causes of action arising directly under the obligations of the agreements and documents set forth in Exhibit 3 hereto are being released and extinguished not by means of this Release, but rather by means of certain of the agreements set forth in
Exhibit 4 hereto); (3) the WEIDER SECURITIES or any CLAIM that arises under or by reason of the WEIDER SECURITIES (other than debt securities) and that is based solely upon facts (other than the facts of issuance and ownership of the WEIDER SECURITY in question) that occur entirely after September 6, 1996; (4) all CLAIMS relating to debt securities based on facts that occur on or prior to September 6, 1996 to the extent and only to the extent that such CLAIMS are or could be pursued (i) under, pursuant to, or as permitted by Sections 507 and 508 of the Indenture dated as of November 14, 1994 between IHF Holding and Fleet National Bank, as trustee, with respect to the 15% Series A and Series B Senior Secured Discount Notes due 2004 or the Indenture dated as of November 14, 1994 between ICON Health and Fitness, Inc. and Fleet National Bank, as trustee, with respect to the 13% Series A and Series B Senior Subordinated Notes due 2002, in each case as from time to time amended and in effect, (the "Indentures"), or
(ii) pursuant to final court order declaring that the requirements of Section 507 are excused, or (iii) in any bankruptcy or insolvency proceedings commenced by any person or entity other than a WEIDER RELEASOR without any involvement by a WEIDER RELEASOR, or (iv) in any proceedings by any person or entity other than a WEIDER RELEASOR commenced without any involvement by a WEIDER RELEASOR to the extent reasonably necessary to obtain their pro rata recovery or benefit by reason of any judgment or court order entered in such proceedings; and (5) any CLAIM of Richard Renaud or Eric Weider, in their capacities as ICON directors or former ICON directors, seeking coverage under any applicable insurance policy or indemnification, which CLAIM is based upon any CLAIM against them in that capacity (a) that is made by a person or entity who is not a WEIDER RELEASOR and (b) that is first advanced or threatened after September 6, 1996.

     The WEIDER SIGNATORIES, on behalf of themselves and the other WEIDER RELEASORS, knowingly waive any protection under California Civil Code section 1542, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR

or any similar protection afforded to the parties under other statutory or common law.

     The WEIDER Release shall become effective as of September 6, 1996; provided, however, that the effectiveness of the WEIDER Release is contingent upon and subject to the contemporaneous execution and delivery of each of the Agreements identified in Exhibit 4 hereto and the contemporaneous making of the payments listed on Schedule 7 to the Settlement Agreement identified on Exhibit 4 hereto.

     The WEIDER Release shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     Each of the WEIDER SIGNATORIES agrees that all actions, suits or proceedings arising out of or based upon the WEIDER Release or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of New York. Each of the WEIDER SIGNATORIES by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of New York for the purpose of any action, suit or proceeding arising out of or based upon the WEIDER Release or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that the WEIDER Release or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the WEIDER SIGNATORIES hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to
Section 12 of the Settlement Agreement is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 12 of the Settlement Agreement does not constitute good and sufficient service of process. The provisions of this paragraph shall not restrict the ability of any party to enforce in any court any judgment obtained in a federal or state court of the State of New York.

     To the extent not prohibited by applicable law which cannot be waived, each of the WEIDER SIGNATORIES hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon the WEIDER Release or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the RELEASED ICON PARTIES may file an original counterpart or a copy of the WEIDER Release with any court as written evidence of the consent of each of the WEIDER SIGNATORIES to the waiver of his or its right to trial by jury.

     Each individual executing the WEIDER Release either as or on behalf of one of the WEIDER SIGNATORIES represents and warrants, by his signature of the WEIDER Release, that he read and fully understood the terms of the WEIDER Release; that to the extent he is executing the WEIDER Release on his own behalf he consulted with his own counsel for the purpose of reviewing and determining whether to execute the WEIDER Release on his own behalf; that to the extent he is executing the WEIDER Release on behalf of WEIDER, he consulted with counsel for such entity for the purpose of reviewing and determining whether to execute the WEIDER Release on behalf of WEIDER; that neither he nor any entity on behalf of which he is executing the WEIDER Release relied upon any representations or statements made by anyone other than his own counsel or counsel for any such entity in reviewing and deciding to execute the WEIDER Release; and that insofar as he is executing the WEIDER Release on behalf of WEIDER, he is authorized to execute and is executing the WEIDER Release on behalf of all the WEIDER Releasors.

     The WEIDER Release may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The WEIDER Release may not be modified, amended or terminated, nor may its provisions be waived, other than in a written instrument signed by the WEIDER SIGNATORIES, and consented to in writing by ICON.

     IN WITNESS WHEREOF, WEIDER has caused the WEIDER Release to be executed and delivered this 6 day of September, 1996.

                              WEIDER HEALTH & FITNESS

                              By:/s/ George Lengvari
                                 ---------------------------
                                 an authorized signatory

                              WEIDER EUROPE, B.V.

                              By:/s/ George Lengvari
                                 ---------------------------
                                 an authorized signatory



STATE OF            )
                    )
COUNTY OF           )


     On September 6, 1996, before me personally came George Lengvari, to me known, who, by me duly sworn, did depose and say that he resides at __________________________________;that he is the Vice Chairman of the corporation defined in the foregoing WEIDER Release as "WEIDER"; and that he executed the forgoing WEIDER Release as the free act and deed for the uses and purposes therein mentioned.


                              /s/ Matthew T. Collins
                              -----------------------------------
                              Notary Public
                              My Commission Expires:




                                   MATTHEW T. COLLINS
                              Notary Public, State of New York
                                      No. 31-4971893
                                Qualified in New York County
                              Commission Expires Sept. 10, 1998

           IN WITNESS WHEREOF, WEIDER has caused the WEIDER Release to be executed and delivered this 5th day of September, 1996.
                            ---        ---------

                                        WEIDER SPORTS EQUIPMENT CO., LTD.


                                        By:[SIGNATURE APPEARS HERE]
                                           -----------------------------
                                           an authorized signatory



STATE OF            )
                    )
COUNTY OF           )

       On September 5, 1996, before me personally came Mr. Ben Weider, to me
          --------- -                                  --------------
known, who, by me duly sworn, did depose and say that he resides at 165 Finchley Road, Hampstead, Province of Quebec that he is the Chairman of the Board of the
      -----------------------------                ---------------------
corporation defined in the foregoing WEIDER Release as "WEIDER"; and that he executed the foregoing WEIDER Release as the free act of deed of WEIDER for the uses and purposes therein mentioned.


                                        [SIGNATURE APPEARS HERE]
                                        ____________________________
                                         Commissioner of Oath for the City
                                         and District of Montreal, Province
                                         of Quebec.

           IN WITNESS WHEREOF, WEIDER has caused the WEIDER Release to be executed and delivered this 5th day of September, 1996.


                                        ALLFITNESS, INC.



                                        By:[SIGNATURE APPEARS HERE]
                                           -----------------------------
                                           an authorized signatory



                                        WEIDER SPORTING GOODS, INC.



                                        By:[SIGNATURE APPEARS HERE]
                                           -----------------------------
                                           an authorized signatory



STATE OF NEW YORK   )
                    )
COUNTY OF ORANGE    )

       On September 5, 1996, before me personally came Richard Renaud, to me known, who, by me duly sworn, did depose and say that he resides at 49 Brock North, Montreal, Canada that he is the Chairman of the corporation defined in the foregoing WEIDER Release as "WEIDER"; and that he executed the foregoing WEIDER Release as the free act of deed of WEIDER for the uses and purposes therein mentioned.


                                        [SIGNATURE APPEARS HERE]
                                        ____________________________
                                        Notary Public
                                        My Commission expires:

           IN WITNESS WHEREOF, BEN WEIDER has caused the WEIDER Release to be executed and delivered this 5th day of September, 1996.
                            ---        ---------

                                        BEN WEIDER


                                        /s/ Ben Weider
                                        -----------------------------


STATE OF            )
                    )
COUNTY OF           )

       On September 5, 1996, before me personally came Ben Weider to me known,
          --------- -
who, by me duly sworn, did depose and says that he resides at 165 Finchley Road, Hampstead, Province of Quebec; and that he executed the foregoing WEIDER Release
           ------------------
as his free act and deed for the uses and purposes therein mentioned.


                                        /s/ Lina Rocca
                                        ----------------------------
                                        Notary Public
                                        My Commission expires:
                                        Commissioner of Oaths for the City
                                        and District of Montreal, Province
                                        of Quebec.
                                                    [SEAL APPEARS HERE]

           IN WITNESS WHEREOF, ERIC WEIDER has caused the WEIDER Release to be executed and delivered this 5th day of September, 1996.
                            ---        ---------

                                        ERIC WEIDER


                                        /s/ Eric Weider
                                        --------------------------------


STATE OF CALIFORNIA      )
                         )
COUNTY OF LOS ANGELES    )

       On September 5, 1996, before me personally came Eric Weider to me known,
          --------- -
who, by me duly sworn, did depose and say that he resides at 21100 Erwin Street, Woodland Hills, CA; and that he executed the foregoing WEIDER Release as his
- --------------
free act and deed for the uses and purposes therein mentioned.


                                        /s/ Evelyn Romo
          [NOTARY SEAL OF               ____________________________
           EVELYN ROMO                  Notary Public
           APPEARS HERE]                My Commission Expires: 11/27/98.

           IN WITNESS WHEREOF, RICHARD RENAUD has caused the WEIDER Release to be executed and delivered this 5th day of Sept., 1996.
                               ---        -----

                                        RICHARD RENAUD


                                        /s/ Richard Renaud
                                        --------------------------------


STATE OF QUEBEC     )
                    )
COUNTY OF MONTREAL  )

       On September 5, 1996, before me personally came Richard Renaud, to me
          --------- -
known, who, by me duly sworn, did depose and say that he resides at 49 Brock
                                                                    --------
North, Montreal West, Quebec; and that he executed the foregoing WEIDER Release
- ----------------------------
as his free act and deed for the uses and purposes therein mentioned.


                                        [SIGNATURE APPEARS HERE]
                                        -----------------------------
                                        Notary Public
                                        My Commission Expires: lifetime

                                   EXHIBIT 1
                        DEFINITIONS FOR WEIDER RELEASE
                        ==============================

     For purposes of the Weider Release:

1. "AFFILIATE" shall mean any person or entity that, directly or indirectly, controls, or is controlled by, or is under common control with, such entity. The term "control" shall mean the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies or a person, whether through ownership of an equity interest, by corporate position, by contract, or otherwise.

2. "CLAIMS" shall mean all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, torts, damages, and any and all claims, rights, demands, and liabilities whatsoever, of every name and nature, both at law and in equity, whether direct to derivative, whether liquidated or unliquidated, whether known or unknown, and including but not limited to any and all "claims" as that term is defined in 11 U.S.C. (S) 101.

3. "ICON" shall mean ICON Health & Fitness, Inc., IHF Capital, Inc., and IHF Holdings, Inc.

4. "ICON AFFILIATES" shall mean any and all entities currently or formerly affiliated with ICON, including without limitation the entities listed on
     Exhibit 2 to this Release and any and all current or former general or limited partners of the entities identified in Exhibit 2 to this Release.

5. "ICON REPRESENTATIVES" shall mean any and all current or former general or limited partners, officers, directors, shareholders, employees, agents, attorneys, affiliates, predecessors, successors, heirs, assigns, and other representatives of any of the ICON SIGNATORIES or any of the ICON AFFILIATES.

6. "ICON SIGNATORIES" shall mean ICON, Scott Watterson, GAry Stevenson, and the entities identified in Exhibit 2 to this Release.


7. "CURRENT ICON AFFILIATES" shall mean any and all ICON AFFILIATES currently affiliated with ICON.

8. "CURRENT ICON REPRESENTATIVES" shall mean any and all ICON REPRESENTATIVES that currently are general or limited partners, officers, directors, shareholders, employees, agents, attorneys, affiliates, predecessors, successors, heirs, assigns, or other representatives of any of the ICON SIGNATORIES or any of the CURRENT ICON AFFILIATES.

9. "WEIDER SECURITIES" shall mean the securities identified in Exhibit 5 to this Release.

10. "RELEASED WEIDER CLAIMS" shall mean any and all CLAIMS that any of the WEIDER RELEASORS now has, ever had, or may ever have with or against any of the RELEASED ICON PARTIES by reason of any matter, thing, event or occurrence existing on or before the September 6, 1996.

11. "RELEASED ICON PARTIES" shall mean the ICON SIGNATORIES, the ICON AFFILIATES and the ICON REPRESENTATIVES. Notwithstanding the preceding sentence, the following shall not be included in the definition of RELEASED ICON PARTIES: (a) Ben Weider; (b) Eric Weider; (c) Richard J. Renaud; (d) the WEIDER SIGNATORIES; (e) the CURRENT WIEDER AFFILIATES; and (f) the CURRENT WIEDER REPRESENTATIVES.

12. "WEIDER" shall mean Weider Health & Fitness, Weider Sports Equipment Co., Ltd., Weider Sporting Goods, Inc., Weider Europe, B.V., and Allfitness Inc.

13. "WEIDER AFFILIATES" shall mean any and all entities currently or formerly affiliated with WEIDER.

14. "WEIDER REPRESENTATIVES" shall mean any and all current or former general or limited partners, officers, directors, shareholders, employees, agents, attorneys, affiliates, predecessors, successors, heirs, assigns, and other representatives of any of the WEIDER SIGNATORIES or any of the WEIDER AFFILIATES.

15. "CURRENT WEIDER AFFILIATES" shall mean any and all WEIDER AFFILIATES currently affiliated with WEIDER.

16. "CURRENT WEIDER REPRESENTATIVES" shall mean any and all WEIDER REPRESENTATIVES that currently are general or limited partners, officers, directors, shareholders, employees, agents, attorneys, affiliates, predecessors, successors, heirs, assigns, and other representatives of any of the WEIDER SIGNATORIES or any of the CURRENT WEIDER AFFILIATES.

17. "WEIDER RELEASORS" shall mean the WEIDER SIGNATORIES, the WEIDER AFFILIATES, and the WEIDER REPRESENTATIVES. Notwithstanding the preceding sentence, the following shall not be included in the definition of WEIDER
     RELEASORS: (a) Scott Watterson; (b) David Watterson; (c) Gary Stevenson;
     (d) S. Fred Beck; (e) ProForm Fitness Products, Inc.; (f) Weslo, Inc.; (g) American Physical Therapy, Inc.; and (h) the CURRENT ICON AFFILIATES; and
     (h) the CURRENT ICON REPRESENTATIVES.

18. "WEIDER SIGNATORIES" shall mean (a) WEIDER; (b) Ben Weider; (c) Eric Weider; and (d) Richard J. Renaud.

                                   EXHIBIT 2
                                   ---------

        Bain Capital Fund IV, L.P.
        Bain Capital Fund IV-B, L.P.
        BCIP Associates
        BCIP Trust Associates, L.P.
        Bain Capital, Inc.

                             ICON/WEIDER RELEASES

                                   EXHIBIT 3
- --------------------------------------------------------------------------------

1. First Amended and Restated Master Transaction Agreement dated as of October 12, 1994 among ICON Health & Fitness, Inc., a Delaware corporation
     ("ICON") and each of Weider Health and Fitness, a Nevada corporation ("WHF"), and Weider Sporting Goods, Inc., a California corporation ("WSG", and together with WHF, the "Corporate Sellers"), and each of Hornchurch Investments Limited, Bayonne Settlement, The Joe Weider Foundation, Ronald Corey, Jon White, William Dalebout David Watterson, S. Fred Beck, Gary Stevenson and Scott Watterson (collectively, the "Individual Sellers," and, together with the Corporate Sellers, the "Sellers"), including all Schedules and Exhibits thereto.

2.   Adjustment Agreement dated as of November 14, 1994 between WHF and ICON.

3. Stockholders Agreement dated as of November 14, 1994 among ICON, IHF Capital, Inc., a Delaware corporation ("Parent"), IHF Holdings, Inc., a Delaware corporation ("Intermediary"), each of the Bain Funds named therein and certain other persons named therein.

4. Non-Competition Agreement dated as of November 14, 1994 among ICON and the Sellers.

5. Bain Management and Advisory Agreement dated as of November 14, 1994 among ICON, Intermediary, Parent and Bain Capital Partners IV, L.P.

6. Distribution Agreement dated as of September 26, 1994, as amended by letter of Ben Weider dated October 12, 1994, between ICON and Weider Sports Equipment Co. Ltd. ("Weider Canada").

7. Exclusive License Agreement dated as of November 14, 1994 among WHF, WSG, Weider Europe, B.V. ("Weider Europe") and ICON.

       8. Canada Exclusive License Agreement dated as of November 14, 1994 between Weider Canada and ICON.

       9. Employment Agreement dated as of November 14, 1994 among ICON, Parent, Intermediary and each of the following individuals:

            9.1.   Gary Stevenson

            9.2.   Scott Watterson

      10.   Asset Option Agreement dated as of November 14, 1994 among ICON,
            WSG and Weider Europe, including all Schedules and Exhibits thereto.

      11. Asset Option Agreement dated as of November 14, 1994 among ICON and each of Athletimonde Inc., Les Industries Rickbend Inc. and Fitquip International Inc. (collectively, "Canco"), including all Schedules and Exhibits thereto.

      12. Canco Management and Advisory Agreement dated as of November 14, 1994 between ICON and Canco.

      13. Weider Europe Management Agreement dated as of November 14, 1994 between ICON and Weider Europe.

      14. Amended and Restated WSG Management Agreement dated as of June 1, 1994 among ICON, WHF and WSG.

      15. IHF Capital Stock Subscription and Exchange Agreement dated as of November 14, 1994 among Parent and each of the Sellers named therein.

      16. Warrant Agreement dated as of November 14, 1994 among Parent, WHF, Scott Watterson and Gary Stevenson.

      17. IHF Holdings Stock Subscription and Exchange Agreement dated as of November 14, 1994 among Intermediary and each of the Sellers named therein.

      18. Agreement and Plan of Merger dated as of November 14, 1994 among, ICON, Weslo, ProForm and WeiderCare.


                                     -2-

                             ICON/WEIDER RELEASES

                                   EXHIBIT 4

- --------------------------------------------------------------------------------

1. WSE Asset Purchase Agreement dated September 6, 1996 by and between ICON Health & Fitness, Inc. ("ICON"), ICON of Canada Inc. ("ICON Canada") and Weider Sports Equipment Co. Ltd ("WSE"), including all schedules and exhibits thereto.

2. CANCO Asset Purchase Agreement dated September 6, 1996 (the "CANCO Purchase Agreement") by and between ICON Canada, ICON, AllFitness, Inc. ("CANCO") (the sole successor to each of Les Industries Rickbend Inc., Athletimonde Inc., Fitquip International Inc. and 3002993 Canada Inc.) and solely with respect to sections 2 and 9 thereof, Scott Watterson and Gary Stevenson, including all schedules and exhibits thereto.

3. Stock and Warrants Purchase Agreement dated September 6, 1996 by and among IHF Capital, Inc. ("IHF Capital"), IHF Holdings, Inc. ("IHF Holdings"), Weider Health & Fitness ("WHF"), Greyfriars Limited, Bayonne Settlement, Hornchurch Investments Limited, Ronald Corey, Bernard J. Cartoon, Ronald Novak, Eric Weider, Richard Bizzaro, Robert Reynolds, Michael Carr, Thomas Deters, Barbara Harris and Zbigniew Kindella, and, solely with respect to
     Section 5 thereof, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Fund Investors"), and, solely with respect to Section 6.1 thereof, Richard Renaud, and solely with respect to Section 7 thereof, WHF, including all schedules and exhibits thereto.

4. Key Executive Preferred Stock Purchase Agreement dated September 6, 1996 by and among IHF Capital, Gary Stevenson and Scott Waterson.

5. Amendment No. 1 to the Stockholders Agreement dated September 6, 1996 among IHF Capital, IHF Holdings, WHF, Greyfriars Limited, Bayonne Settlement, Hornchurch Investments Limited, the Fund Investors, DLJ Capital Corporation, General Electric Capital Corporation and certain other signatories named therein.

6. Amendment and Restatement of the Stockholders Agreement dated September 6, 1996 among IHF Capital, IHF Holdings, WHF, Greyfriars Limited, Bayonne Settlement, Hornchurch Investments Limited, the Fund Investors, DLJ Capital Corporation, General Electric Capital Corporation, the Fund Investors and certain other signatories named therein, together with Restated Stockholders Agreement.

7. Amendment No. 1 dated September 6, 1996 to the Non-Competition Agreement dated November 14, 1994 between ICON, WHF, Scott R. Watterson and Gary E. Stevenson.

8. Amendment dated September 6, 1996 to the Employment Agreement dated November 14, 1994 among ICON, IHF Capital, Inc., IHF Holdings, Inc. and Gary Stevenson, including all schedules and exhibits thereto.

9. Amendment dated September 6, 1996 to the Employment Agreement dated November 14, 1994 among ICON, IHF Capital, Inc., IHF Holdings, Inc. and Scott Watterson, including all schedules and exhibits thereto.

10. Representation Agreement dated September 6, 1996 by and between ICON and Ben Weider.

11. Letter Agreement dated September 6, 1996 regarding advertising space by and between ICON and Weider Publications.

12. Release dated September 6, 1996 made by ICON, IHF Capital, IHF Holdings, Scott Watterson, Gary Stevenson and the ICON Releasors as defined therein.

13. Release dated September 6, 1996 made by Weider Health & Fitness, Weider Sports Equipment Co., Ltd., Weider Sporting Goods, Inc., Weider Europe, B.V., CANCO, Ben Weider, Eric Weider, Richard Renaud and the Weider Releasors as defined therein.

14. The mutual releases dated on or about September 6, 1996 between WSG and each of: The Borges Lamont Co. d/b/a/ C&S International, Datum Inc., Fitness First, Inc. d/b/a/ American Distributors.

15. Settlement Agreement dated September 6, 1996 by and among ICON, IHF Capital, the Fund Investors, IHF Holdings, WHF, WSE, CANCO, WSG, Weider Europe, B.V. and each of Ben Weider, Eric Weider, Richard Renaud, Gary Stevenson, and Scott Watterson, and the other parties thereto including all schedules and exhibits thereto.

16. Letter of Credit issued by Royal Bank of Canada to ICON and ICON Canada under CANCO Purchase Agreement.

17. Escrow Agreement among (a) ICON and ICON Canada, (b) CANCO, and (c) LaPointe Rosenstein and Goodman Phillips & Vineberg, acting jointly as Escrow Agent, with respect to the Letter of Credit contemplated by the CANCO Purchase Agreement.

18. Watterson Option Settlement and Release Agreement dated September 6, 1996 by Scott R. Watterson in favor of WHF and certain other parties named therein, including all exhibits thereto.

19. Stevenson Option Settlement and Release Agreement dated September 6, 1996 by Gary E. Stevenson in favor of WHF and certain other parties named therein, including all exhibits thereto.

20.  Confidentiality Agreement by and among ICON and Weider entities dated 1996.

21. Distribution Agreements dated September 6, 1996 by and between ICON and each of Good Health Distributors (PTE) Ltd. and O.O.O. Victory Sport Ltd.

22. Distribution letters to certain existing Weider distributors executed by WSE, ICON and the distributors; see Schedule 3.2.2B1-9 of the WSE asset Purchase Agreement.

23. Lease dated September 6, 1996 by and between ICON Canada and Ben Weider regarding Bates Road WSE office space.

24.  Guarantee by ICON of the obligations of ICON Canada under the Hickmore
     Lease.

25. Deed of Sale to ICON Canada of (i) CANCO plant leased by CANCO from Ben Weider and Richard Hebert., (ii) CANCO plant leased by CANCO from Eric Weider and Richy Hebert and (iii) vacant CANCO property described therein.

26. Guarantee by ICON of the obligations of ICON Canada under the lease with Athletimonde Inc.

27.  Guarantee of ICON of the obligations of ICON Canada under equipment leases.

28. All certificates, documents and instruments delivered on or about September 6, 1996 pursuant to or otherwise in connection with the above agreements and releases.

                                   EXHIBIT 5

WEIDER SECURITIES

Class A Common Stock, $.01 par value per share, IHF Capital, Inc.

Class L Common Stock, $.01 par value per share, IHF Capital, Inc.

Series A-1 Cumulative Redeemable Preferred Stock, $0.01 par value per share

Series A-2 Cumulative Redeemable Preferred Stock, $0.01 par value per share

ICON Health & Fitness, Inc. 13% Senior Subordinated Notes due 2002, Series B

IHF Holdings, Inc., 15% Senior Secured Discount Notes due 2004, Series B

IHF Capital, Inc., Class A Common Stock Warrants to purchase Class A Common Stock at an exercise price of $.10 per share

IHF Capital, Inc., Class A Common Stock Warrants to purchase Class A Common Stock at an exercise price of $.01 per share

IHF Capital, Inc., Class L. Common Stock Warrants to purchase Class L Common Stock at an exercise price of $.01 per share